Exhibit 99.3

Lender Presentation January 15, 2026 Confidential / Subject to NDAs

Disclaimer These materials have been prepared by Cumulus Media, Inc. (the “Company”). These materials were compiled on a confidential b asi s for use in evaluating the potential transaction described herein, and may not be reproduced, disseminated, quoted or referred to, in who le or in part, without the prior written consent of the Company. This document contains highly confidential information and is solely for informational pu rposes. You and your affiliates and agents must hold this document and any oral information provided in connection with this document, as well as any information derived by you from the information contained herein, in strict confidence subject to any confidentiality agreements with the Company. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing co ntained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. Any views or terms contained h ere in are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to c han ge. The Company undertakes no obligations or responsibility to update any of the information contained in this document. No investment, divestment or other financial decisions or actions should be based solely on the information in this presentat ion . Actual results may vary from any estimates or forecasts of future financial performance and such variations may be material. The recipient shou ld make its own independent business decision based on all other information, advice and the recipient’s own judgment. This presentation is n ot an offer to sell or a solicitation of an offer to buy any business, security, option, commodity, future, loan or currency. It is not a commitment t o u nderwrite any security, to loan any funds or to make any investment. The Company does not offer tax, accounting, actuarial or legal advice. The information contained herein is entitled to protection from any use or disclosure to any party or person pursuant to Rule 40 8 of the Federal Rules of Evidence and any other applicable rule, statute, or doctrine of similar import protecting the use or disclosure of confidenti al settlement discussions. 1

Table of Contents 2 Value Creation Opportunities 5 Performance Overview 4 Market Backdrop 3 Company Overview 2 Executive Summary 1 Financial Forecast 6

1. Executive Summary 3

Key Takeaways With a right - sized balance sheet, Cumulus’s strong set of assets will have multiple avenues to generate future value 4 • Cumulus’s fundamental assets remain valuable 1 • Secular and macro headwinds have significantly eroded high - margin broadcast revenue streams, creating sustained pressure on EBITDA 2 • Cumulus’s proactive response to uncontrollable pressures preserved rebound capacity and outpaced peers 4 • Expeditious balance sheet restructuring is essential to capitalize on M&A and consolidation opportunities, which are the key catalysts to value creation 5 • Absent M&A, there remain several organic paths to generate value on a standalone basis 6 • Fast - growing digital marketing services business has become a significant long - term growth driver 3

2. Company Overview 5

Cumulus Overview

Cumulus is a marketing and media company delivering premium content to over a quarter billion people monthly and providing highly efficient traditional and digital media solutions to tens of thousands of companies

Cumulus Highlights

Major reach

- #2 commercial radio broadcaster with leading footprint in small and mid-sized markets
- Leading radio network (Westwood One) syndicating premier content in sports (NFL / NCAA) and spoken word genres

Exclusive premium programming content

- Significant presence in high-affinity sports and news/talk formats, including WWO's stable of exclusive content and personalities

Expansive sales platform

- Ability to walk product in the door with nearly 500 locally embedded sales professionals and established relationships with ~30,000 local and national businesses

Significant digital upside

- Fast-growing Digital Marketing Services business with proven traction and clear runway for accelerated growth through additional investment

Durable cash flow generator

- Cash-generating legacy radio business supports growth and provides expansion capital

Highly engaged workforce

- Substantial cultural equity which persists despite recent challenges

Proven management team with demonstrated excellence as:

- Radio operators
- Leaders of large, scaled media companies
- Financial and balance sheet managers
- Proven and disciplined cost optimizers, important in the context of M&A synergies

Cumulus by the Numbers

250mm monthly listeners

Cumulus Radio Station Group — **395** stations in **84** markets

Westwood One — **7,800+** network affiliates

Cumulus Media — **~6bn** annual streaming impressions

Cumulus Digital — **~2k** digital marketing services clients

Note: As of 1/15/26

Moelis | 6

Digital Businesses 7 1. Includes Web - App, RDS Services, Digital Political, Digital Fees and Digital Sales Adjustments Cumulus’s organically developed digital businesses have expanded meaningfully since 2019, growing at an ~11% CAGR to $151mm, representing ~20% of total 2025A revenue Full - service digital marketing solutions including video/OTT, display/banner ads , paid search & social, email marketing, website development, and social media/online reputation management Digital Marketing Services 1 Growth and Evolution of Digital Revenue Composition Digital Businesses Detail ~2k 46% Digital Marketing Services Clients Of Digital Revenues in 2025A Premium, personality - driven podcast advertising network, selling host - read and dynamically - inserted ads across audio and video podcasts Podcasting 3 2.1bn+ 18% Annual Podcast Views/Downloads Of Digital Revenues in 2025A One of the largest streaming audio advertising networks in U.S., anchored by simulcast streams of Cumulus’s owned and operated radio stations Streaming 2 ~6bn 32% Annual Streaming Impressions Of Digital Revenues in 2025A % of revenue ($ in millions) $ $ $ 20% 2.0% (18.4%) 24.0% 3.0% ’22A – ‘25F % CAGR Digital Marketing Services Streaming Podcasting Other 1 7% 15% 21.9% 25.1% 15.6% 47.2% ’19A – ’22A % CAGR

&RQILGHQW +LJKO\ &RQILGHQWLQ0DU\%HUQHU &RQILGHQW +LJKO\&RQILGHQW LQ&XPXOXV/HDGHUVKLS 3URXGWR :RUNDW&XPXOXV 3ODQQLQJRQ6WD\LQJ WKH1H[W 0RQWKV ([FLWHGIRU WKH)XWXUH Cultural Equity 8 In the face of significant change and industry - driven challenges, Cumulus has maintained exceptionally high levels of employee pride, satisfaction, confidence, and engagement Summer 2024 Winter 2024 Summer 2025 Source: Force Cumulus Survey: Summer 2025 Key Highlights of employees have confidence in leadership 1 85% 74% 4 2 3 of employees proud to work for Cumulus 93% of employees are excited for the future 83% employee survey response rate 63% 50% 36% 19% 3 rd Party Benchmarks (1) 1. 3 rd party benchmarks based on 2025 Gallup and Nectar HR polling. 19%

Proven Management Team

Cumulus management consists of seasoned operators with a strong track record of successfully running media businesses at scale, disciplined financial management and aggressive cost optimization



Mary Berner

President & CEO

- Appointed CEO in 2015 from Board
- Reversed multiple years of declines in listenership, market share and EBITDA
- Rebuilt operations, strategy, culture and the balance sheet, positioning Cumulus as a consistent top performer



Frank Lopez-Balboa

EVP, Chief Financial Officer

- Joined Cumulus in March 2020 as EVP and CFO
- Formerly EVP / CFO of Univision (now Televisa / Univision), the leading media company serving Hispanic America
- Previously, spent 22 years as an investment banker for Goldman Sachs



Richard Denning

EVP, Secretary & General Counsel

- Joined Cumulus in 2002 as its first GC; leads all major litigation, filings and legal risk management
- Key legal architect of Cumulus's successful 2018 reorganization; longtime media attorney with deep FCC and M&A expertise



Collin Jones

EVP, Strategy and Development
President of Westwood One

- Joined Cumulus in November 2011 as Director, Corporate Development & Strategy
- Current Joint Board Chair of the Nat'l Association of Broadcasters
- Began career as an M&A and restructuring investment banker



Dave Milner

President, Operations

- Joined Cumulus in 2014 and now leads large-market operations, including radio, digital and national sales
- Previously held leadership roles at iHeart and Audacy, including Market President and VP of Sales



Bob Walker

President, Operations

- Joined Cumulus in 2013, rising to lead small- and mid-market operations across radio and digital
- Former senior executive at The Weather Channel and Gannett/Tegna; began career at Arthur Andersen



Brian Phillips

Chief Content Officer

- Joined Cumulus in 2019 and serves as Chief Content Officer
- Served as Country Music TV President where he grew network from 36mm to 90mm homes
- Prior experience includes 15+ years in radio programming

Moelis | 9

3. Market Backdrop 10

Market Backdrop

Secular and macro headwinds have significantly eroded high-margin broadcast revenue streams, creating sustained pressure on EBITDA

2018-2020 — Continued Digital Disruption

- Consumer migration from terrestrial radio to streaming platforms (Spotify, Pandora, Apple Music) diminished broadcast radio's listening share and pricing power
- Reduction of in-car listening dominance and declining CPMs eroded traditional high-margin revenue streams

2020-2021 — COVID-19 Pandemic

- Collapse of national and local advertising as businesses responded to reduced customer demand by cutting marketing budgets, creating enormous revenue pressure on legacy media companies
- Reduced commuting and event activity significantly depressed core broadcast listenership

2021-2022 — Post-Pandemic Shift

- Hybrid work models (e.g., work from home) and changed mobility patterns led to structurally lower radio consumption
- Advertisers redirected spend toward performance-based and digital formats, limiting recovery

2022-2023 — National Ad Recession

- Macroeconomic uncertainty and supply-chain issues drove budget pullbacks, resulting in a national ad decline of -3.5% in TV and -7.0% in radio in 2023
- National spend consolidation favored digital and podcast channels over linear broadcast

2023-2024 — Interest Rate Increase Impact

- Higher interest rates curtailed corporate marketing, contributing to continued national weakness and slowing local spend
- Increased debt service costs constrained industry reinvestment and margin expansion

2024-2025 — Local Ad Weakness

- Local businesses reduced discretionary marketing amid softening consumer demand, driving a local radio ad spend decline of -3.0% in 2024 and an additional -4.0% in 2025; national advertisers remained skittish due to tariff and macro risk
- Persistent declines in highly profitable local advertising radio revenue further compressed EBITDA

Source: S&P Global Market Intelligence Kagan
Note: Radio and TV spending based on historical US TV and radio station advertising and retransmission fee revenue

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Trends in Audio Listenership

Audio consumption has shifted dramatically over the past decade as listeners migrated from linear broadcast to on-demand digital formats

Commentary

- **Shift from linear to on-demand:**
  - AM/FM radio's share of daily listening fell from 50%+ in 2014 to 31% in Q3 2025, reflecting a long-term migration toward on-demand formats
- **Decline in owned media:**
  - Listening to owned music (CDs, downloads) plummeted from 18% to 5% over the last 10 years, illustrating the near-complete transition to streaming ecosystems
- **Streaming and YouTube surge:**
  - Time spent with streaming music platforms more than doubled from 11% in 2014 to 24% in Q3 2025, while YouTube for music grew to capture 17% of the total audio day
- **Stability in niche formats:**
  - Smaller formats declined 2% overall, driven by a 2% drop in SiriusXM and a 3% decline in TV music channels, partially offset by 4% growth in Audiobooks
- **Rise of podcasts:**
  - Podcasts grew from a negligible share in 2014 to 13% of all listening by Q3 2025, becoming a major driver of on-demand engagement

Shift in American Audio Consumption



Share of Audio Listening Time by Platform (2014 vs. Q3 2025)
% Change
1%
2%
5%
5%
7%
11%
18%
51%
1%
4%
13%
2%
17%
5%
24%
5%
31%
(1%)
4%
11%
(3%)
12%
(2%)
13%
(13%)
(21)%
2014
Q3 2025
AM/FM Radio
Owned Music
Streaming Music
Sirius XM
YouTube
TV Music Channels
Podcasts
Audiobooks
Other

Source: Edison Research "Share of the Ear" reports (2014 & Q3 2025)
Note: AM/FM Radio includes over the air and radio streams; Streaming Music includes services such as Amazon Music, Apple Music, Pandora, Spotify, YouTube Music, and others; YouTube is for music and music videos only; does not include the YouTube Music app

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4. Performance Overview 13

Where Cumulus Has Outperformed 14 Cost Structure Optimization Realized >$200mm (34%) of fixed cost reductions 3 Cash Generation Produced ~$620mm of cash from asset sales and FCF 4 Debt Reduction Paid down gross debt by ~$630mm (~50%) since 2018 (1) 5 Broadcast Radio Outperformance Grew revenue market share 1 Digital Market Services Growth Achieved 4 - yr DMS revenue CAGR of 22% 2 1. Excludes the impact of Q2 2025 ABL draw.

Market Share Growth 15 1 Grew revenue share in all three quarters of 2025 and year - to - date 2025 Source: Miller Kaplan, BIA 1. 12/31/2024 Market Rank per BIA 2. Includes Cumulus’s Local and National Spot Revenue related to each station within that station’s revenue estimates 1 2 Market 1 Total Spot Market Share YoY Percent Change 2 $ in millions Q1'25A v Q1'24A Q2'25A v Q2'24A Q3'25A v Q3'24A Q3'25A YTD v Q3'24A YTD 3 Chicago 0.4% 0.8% 0.6% 0.6% 4 Dallas - Ft. Worth 2.1% 3.2% 3.9% 3.1% 5 San Francisco - Oakland (0.6%) (0.4%) 0.4% (0.3%) 6 Houston 1.0% 0.6% (0.1%) 0.5% 7 Atlanta 0.2% (0.4%) (0.5%) (0.3%) 8 Washington, DC (0.0%) 1.2% (1.0%) 0.1% 14 Detroit 0.5% (0.9%) 0.0% (0.1%) 15 Twin Cities (1.0%) (1.6%) (2.0%) (1.6%) 26 Salt Lake City 1.2% 0.7% 1.1% 1.0% 33 Cincinnati 0.3% 0.3% 0.3% 0.3% 34 Kansas City 2.6% 1.0% 0.2% 1.3% 38 Indianapolis (1.5%) (2.2%) (2.9%) (2.2%) 39 Nashville 0.1% 0.8% 0.7% 0.6% 45 Providence 0.1% (0.7%) 0.9% 0.1% 48 Oklahoma City 0.4% 2.1% (0.4%) 0.7% Total Top 15 Markets Revenue 0.3% 0.4% 0.3% 0.3% (+) All Other Markets (0.3%) 0.1% (0.3%) (0.1%) Total Market Revenue 0.2% 0.3% 0.1% 0.2%

• Local sales teams leveraging deep market knowledge and robust suite of audio + digital products to deliver tailored, high - impact campaigns • Relationships with 30k small to medium - sized SMB clients who rely on outsourced marketing expertise • Execution capabilities that deliver ROI that outperforms industry benchmarks by 25+% • Ongoing expansion of digital salesforce to supplement legacy radio team capabilities • Launch of Performance Digital Team, an in - house agency capturing margin and improving customer satisfaction • Introduction of Boost, a cost - efficient presence products suite that opens door to smaller SMBs and expands solution depth for larger accounts Digital Marketing Services Growth 16 Competitive Advantages Digital Marketing Services Revenues and Growth Drivers Since 2021, delivered 22% CAGR to $70mm total revenue in 2025, with growth fueled by incremental investments in sales capabilities, product innovation and execution expertise Digital Marketing Services Revenue 3% 4% 5% 6% 9% % of total revenue ($ in millions) 2 Key Product and People Investments $ $ $ $ $

Cost Structure Optimization 17 3 Cost Savings Bridge: 2019A – 2026B ($ in millions) Comprised of a company - wide reduction - in - force (RIF), contractors, sales commissions, T&E, and other people - related operating expenses Comprised of revenue share / syndication, broadcast rights, station comp, music / news services; Nielsen and other outside services Comprised of telecom fees, facility and real estate expenses and related maintenance Comprised of marketing and promotion, bank charges and other $98 $80 $15 $10 $203 People Contracts Real Estate Other Total Cost Savings

4
5
Cash Flow Generation & Debt Reduction

CUMULUS MEDIA

Generated ~$510mm in cash from non-core asset sales, reduced gross debt by ~$630mm, managed working capital tightly and made disciplined capital allocation decisions

Non-Core Asset Monetization

- Generated in excess of ~$510mm in proceeds from portfolio optimization efforts with minimal EBITDA impact
  - Sold $120mm of land no longer utilized in operations
  - Optimized station portfolio, selling ~$180mm of non-strategic stations
  - Monetized $210mm of tower assets through selective divestitures while maintaining broadcast coverage

Recent Portfolio Optimization Transactions (Since 2019)

Land Sales:	Station Sales:	Tower Sales:
~$120mm	~$180mm	~$210mm

Leverage Reduction

- Reduced gross debt by ~$630mm[1], representing ~50% of 2018 debt:
  - Asset sales of ~$510mm
  - Cash from operations of ~$110mm
  - Refinancings to lower interest costs and extend maturities
- Executed exchange offer in 2024 to extend maturities, reduce principal and enhance strategic optionality



($ in billions)
Total Debt Outstanding (1)
(~50%)
$1.3
$0.7
Emergence
(2018)
Today
(2025)

Disciplined Capital Expenditure Spend

- Maintained a highly focused capital expenditure strategy, prioritizing investments on high-margin digital initiatives
- Rationalized capital expenditures to drive free cash flow, reducing annual cap ex spending by ~$10mm since 2019



($ in millions)
Capital Expenditures
(~30%)
$29.5
$20.0
2019A
2025A

1. Excludes the impact of Q2 2025 ABL draw.

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5. Value Creation Opportunities 19

Multiple Pathways for Value Generation Cumulus is well - positioned to drive significant value through transformational M&A, while maintaining a disciplined approach to monetizing legacy assets and investing in other high - growth organic opportunities 20 Continue to Generate Value from Broadcast Business Maximizing value of established broadcast radio operations through operational excellence, continued cost takeouts and strategic market positioning 2 Drive Expansion of Digital Marketing Services Scaling digital marketing capabilities to serve evolving client needs and capture expanding market opportunities 3 Capitalize on Emerging Opportunities Strategically investing in digital content platforms, emerging technologies, and high - growth markets for future value creation 4 Execute on M&A Opportunities Driving transformational value creation through targeted M&A initiatives that strengthen competitive positioning and expand long - term growth potential 1

2 Continue to Generate Value from Broadcast Business

CUMULUS MEDIA

The broadcast radio business delivers consistent profitability through operational rigor and strong sales execution, while targeted investments in live / local content and digital revenue streams sustain competitive position

1

Continue Disciplined Cost Optimization

- Execute additional operational efficiency improvements to grow/maintain contribution margins
- Further rationalize real estate footprint and consolidate facilities
- Scale utilization of network syndication across Cumulus radio station platform to reduce costs and improve quality
- Leverage scale across 80 markets for purchasing and administrative functions

2

Increase Investment in Live and Local Content

- Enhance programming in key markets to maintain/grow listenership and build brand equity to support DMS expansion
- Capitalize on news/talk and sports formats with established competitive advantages
- Deepen community engagement through endorsements, local events and partnerships
- Leverage Westwood One's premium content across O&Os (localized using proprietary technology)

3

Optimize Streaming Capabilities

- Continue multi-platform distribution to maximize reach and monetization
- Enhance owned apps and third-party platform presence
- Expand programmatic network monetization opportunities
- Develop data-driven audience insights for programming optimization

4

Scale Daily Deals Platform

- Expand geographic footprint across additional markets through investing in centralized resources
- Deepen advertiser relationships by bundling with broadcast and digital offerings
- Increase third-party affiliate network through company-wide partnerships
- Develop "best in the city" contest capability to entice additional local clients to provide deals to the platform

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3 Drive Expansion of Digital Marketing Services

Digital Marketing Services provides the strongest growth vector for the company, leveraging existing client relationships and local market presence to scale at increasing margins

1 Enhance Sales Enablement Infrastructure

- Invest in more robust seller tools, including CRM, analytics and proposal generation
- Enhance training programs for consultative selling and digital product expertise
- Implement additional performance tracking and incentive systems

2 Expand Sales Force and Management

- Hire additional dedicated DMS specialists to complement ~500 local sales professionals
- Recruit additional experienced digital marketing leaders to scale operations
- Stand up dedicated teams for product/client categories where focused, templated approach can drive rapid scaling
- Expand Performance Digital Team capacity and capabilities to support additional large, high-value accounts

3 Invest in scalable fulfilment infrastructure that integrates in-house/AI/offshore capabilities

- In-house: build oversight of offshore teams, grow product development and delivery capabilities
- AI/Offshore: absorb repeatable tasks such as: presentation development, creative production, standard campaign management and ongoing optimizations

4 Pursue Strategic Partnerships

- Continue to add new digital products and services that are complementary to existing capabilities
- Add vertical-specific solutions for key industry segments
- Enhance capabilities to service national clients with a white-glove service model

Source: Forrester Research

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CUMULUS MEDIA

4 Capitalize on Emerging Opportunities

As traditional broadcast revenues decline, Cumulus is unlocking new digital monetization by leveraging existing content and investing in digital platforms to reach additional audiences at scale

Digital Expansion

Invest in Westwood One Sports consumer-facing brand

Westwood One SPORTS

NFL · NCAA · USA

Key Initiatives

- Further develop Westwood One app and social footprint to increase owned 1st-party audiences
- Leverage marquee, exclusive rights to drive incremental brand partnerships to support new content creation

Expand podcasting portfolio

	Instagram	YouTube
FULL SEND	**~16mm** *social followers*	**>100mm** *annual views/DLs*
CHRIS VAN VLIET	**~3.5mm** *social followers*	**>100mm** *annual views/DLs*

Key Initiatives

- Strategically invest in new podcasts that align with news/talk and sports strengths
- Support existing partners in natural extensions (i.e., live events, new podcasts, newsletters, influencer-style partnerships)

Leverage large library of audio content for social clipping


Content creation
Monetization
Distribution

Key Initiatives

- Expand short-form/on-demand content creation capabilities at local markets leveraging AI-enabled technology
- Increase engagement/impressions through social media outlets

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4 Capitalize on Emerging Opportunities

CUMULUS MEDIA

Cumulus is an industry leader in terms of the breadth and depth of its AI initiatives, having identified over 100 AI-enabled projects that are being prioritized for execution across all functions of the organization

AI Initiatives and Key Functions

Initiatives

1. Process Automation
2. Analytical Insights
3. Self-Service Tools
4. Performance Optimization
5. Workforce Planning /Analysis
6. Data Consistency
7. Risk Mitigation

Key Functions

- Digital
- Finance/IT
- Sales Enablement
- Revenue Strategy
- Legal
- HR
- Programming
- Sweet Deals / Wise Bros

Cumulus's AI Roadmap

2024 – Q2 2025

- AI exploration and data "cleaning"

Q2-Q3 2025

- Structured idea-generation and prioritization process
- Opportunity ranking across key factors (e.g., ROI, time to achieve) and organization into five priority buckets

Q4 2025

- Execution of all "no-cost / internal execution" initiatives
  - e.g., building of internal agents, creation of training prompt materials, leveraging of existing software while also evaluating third-party vendors where external solutions are optimal

2026+

- Investment in positive-ROI initiatives using third-party / off-the-shelf tools
  - Pursuit of custom builds with the highest return potential, leveraging available external funding support (Google / AWS / OpenAI) where possible

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6. Financial Forecast 25

Overview of Key Forecast Assumptions: Revenue

General	Overall Financials	• 2025 based on actuals; 2026 based on management budget; 2027 and 2028 based on management forecast
Broadcast	Spot	• Despite broader ad market headwinds and total spot revenues declining at -9% CAGR 2023A – 2025A, Cumulus has continued to grow market share and forecasts a slowing rate of revenue decline • Forecasts assume some improvement in the macro environment over time o **Local**: Slowing rate of decline at -3% in 2026B, -3% in 2027F and flat in 2028F o **National**: Slowing rate of decline at -21% in 2026B, -3% in 2027F and flat in 2028F
Broadcast	Network	• Weakness in the national advertising environment has continued to significantly impact Cumulus's network business through 2025A, with revenues declining at -14% CAGR since 2023A • General market is expected to experience further erosion, with some improvement in the macro environment enabling a slowing rate of decline of -12% in 2026B, -8% in 2027F and -5% in 2028F
Digital	DMS	• The DMS business, which represents ~50% of 2025A digital revenues, is expected to maintain its market outperformance and grow at 25% CAGR through 2028F • DMS is the key driver of total digital revenue growth, expanding to ~20% of the total Cumulus business in 2028F vs. ~10% in 2025A
Digital	Streaming	• Streaming, as a mature business, is expected to decline slightly at -1% CAGR from 2025A – 2028F
Digital	Podcasting	• Podcasting is expected to grow at 1% CAGR from 2025A – 2028F with revenue from continued selective investments in new podcasts expected to be partially offset by natural attrition in existing shows
Other	Political	• The forecast is in-line with historical election cycles: o 2026B is slightly below 2022A revenues (a midterm election year – adjusted for one-off races) o 2027F is in-line with 2025A revenues (an off-cycle year) o 2028F is in-line with 2024A revenues (a Presidential election year)
Other	Other	• Primarily includes trade and barter transactions, remote and event revenues, and non-advertising revenues (fees received for licensing content, imputed tower rental income, satellite rental income, and proprietary software licensing); Forecast to decline slightly at a -1% CAGR from 2026B – 2028F

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Overview of Key Forecast Assumptions: Expenses and Cash Flow

Expenses	**Fixed Costs**	• 2026B based on management budget; all subsequent years based on an annual inflation factor of 0.75% in 2027F and at 1% in 2028F • Management expects to generate incremental annual fixed cost savings through contractual renegotiations, terminations and other cost reduction strategies • Mix of fixed costs (e.g., technical, programming, etc.) was forecast in-line with management's 2026B estimates, which are in line with historicals
	Variable Costs	• 2026B based on management budget; all subsequent years grown at an annual inflation factor of 0.75% in 2027F, and at 1% in 2028F • Expense fluctuation driven by the incremental (or decremental) contribution margin of each revenue stream: o Local Spot: 75%; National Spot: 75%; Network: 65%; DMS: 40% - 65%; Streaming: 70%; Podcasting: 25%; Political: 90%; Other: 0% • Mix of variable costs (e.g., technical, programming, etc.) was forecast in-line with management's 2026B estimates, which are in line with historicals
Cash Flow	**Net Working Capital**	• Working capital based on recurring accounts receivables, and accounts payable and accrued expense cycles, with year-to-year movements driven by payroll accruals and accounts-payable timing
	Capex	• Annual capex of $22mm throughout the forecast period
	Other Cash Expenses[1]	• Assumed legal, severance and other costs associated with restructuring operations and non-ordinary course or non-recurring items
	Cash Interest Expense	• Contemplated post-transaction capital structure requires ~$13mm of annual cash interest from the ABL and the cash-interest component of the VB lease
	VB Lease Payments	• Forecast based on the Vertical Bridge payment schedule, inclusive of annual escalators
	M&A Proceeds	• Station portfolio optimization efforts and non-core asset monetizations are expected to drive annual inflows of $4.5mm in 2026B, $20mm in 2027F and $20mm in 2028F

1. Restructuring operations costs exclude ongoing process costs

Moelis | 27

P&L Summary: 2023A – 2028F

CUMULUS MEDIA

P&L Summary

($ in mm)	2023A	2024A	2025A	2026F	2027F	2028F	'23A – '25A	'25A – '28F
	FY Ending December 31,						CAGR	
Local Spot	$330.1	$303.7	$274.7	$264.9	$256.9	$256.9	(8.8%)	(2.2%)
National Spot	78.6	67.2	60.1	47.4	46.0	46.0	(12.6%)	(8.5%)
Total Spot (excl. Political)	**$408.7**	**$371.0**	**$334.8**	**$312.3**	**$302.9**	**$302.9**	**(9.5%)**	**(3.3%)**
Network	$182.5	$175.3	$135.9	$120.1	$111.1	$105.5	(13.7%)	(8.1%)
Total Broadcast (excl. Political)	**$591.3**	**$546.3**	**$470.7**	**$432.3**	**$414.0**	**$408.4**	**(10.8%)**	**(4.6%)**
DMS	$41.6	$53.0	$70.2	$81.1	$105.4	$137.0	29.8%	25.0%
Streaming	51.8	49.6	49.0	47.2	47.2	47.2	(2.8%)	(1.2%)
Podcasting	47.1	46.2	27.9	24.7	27.1	28.5	(23.0%)	0.7%
Other Digital	5.9	4.6	4.1	4.5	4.5	4.5	(16.6%)	3.7%
Total Digital	**$146.4**	**$153.4**	**$151.2**	**$157.5**	**$184.3**	**$217.2**	**1.6%**	**12.8%**
Other [1]	$103.6	$108.8	$115.9	$114.0	$114.0	$114.0	5.8%	(0.5%)
Political [2]	3.3	18.6	3.9	17.5	3.8	18.6	9.2%	67.9%
Total Revenue	**$844.5**	**$827.1**	**$741.7**	**$721.4**	**$716.1**	**$758.3**	**(6.3%)**	**0.7%**
% Growth	(11.4%)	(2.1%)	(10.3%)	(2.7%)	(0.7%)	5.9%		
Variable Expenses [3]	($268.6)	($275.3)	($253.7)	($261.6)	($267.6)	($285.7)	(2.8%)	4.0%
Fixed Expenses [4]	(485.3)	(469.1)	(435.9)	(407.7)	(395.7)	(399.7)	(5.2%)	(2.8%)
Total Operating Expenses	**($753.8)**	**($744.4)**	**($689.6)**	**($669.3)**	**($663.4)**	**($685.4)**	**(4.4%)**	**(0.2%)**
Adj. EBITDA	**$90.7**	**$82.7**	**$52.1**	**$52.1**	**$52.7**	**$72.9**	**(24.2%)**	**11.9%**
% Margin	10.7%	10.0%	7.0%	7.2%	7.4%	9.6%		

Source: Management financials include: 2026 reflects management's budget; 2027 and 2028 based on management forecast
1. Includes non-broadcasting other revenue and non-network or streaming Westwood One revenue, and other revenues not attributable to either channel
2. Includes Local Spot, National Spot and Digital Political Revenue
3. Includes variable technical, programming, sales, promotions, G&A, digital, trade, affiliate relations and corporate expenses
4. Includes fixed technical, programming, sales, promotions, G&A, digital, trade, affiliate relations and corporate expenses

Moelis | 28

Local Spot Revenue Detail

Local Spot Revenue Detail

($ in millions)


$330
$304
$275
$265
$257
$257
2023A
2024A
2025A
2026F
2027F
2028F
% Growth
(6.6%)
(8.0%)
(9.5%)
(3.5%)
(3.0%)
0%

'23A – '25A CAGR

(8.8%)

'25F – '28A CAGR

(2.2%)

Commentary

- Local spot and regional advertising is sold by Cumulus-employed sales personnel
- Incremental contribution margin of ~75%, meaning each 100 bps of local spot revenue growth/decline results in ~$2.0mm EBITDA impact
- Despite broader market headwinds driving revenue declines at -9% CAGR from 2023A – 2025A, Cumulus has been growing market share, reflecting the company's ongoing focus on strong sales execution as well as live and local programming
- The best performing categories in 2025A have been travel, financials and home products, while restaurants, general services and automotive categories have been primary sources of weakness
- Local spot revenues are projected to decline at slowing rates through 2027F, and stabilize at >$255mm in 2027F

Source: Management financials include: 2026 reflects management's budget; 2027 and 2028 based on management forecast, SEC filings

Moelis | 29

National Spot Revenue Detail

National Spot Revenue Detail

($ in millions)



$79
$67
$60
$47
$46
$46
2023A
2024A
2025A
2026F
2027F
2028F
% Growth
(27.1%)
(14.5%)
(10.6%)
(21.1%)
(3.0%)
0%

'23A – '25A CAGR

(12.6%)

'25F – '28A CAGR

(8.5%)

Commentary

- National spot advertising for owned and operated stations is marketed and sold by both an internal national sales team and Katz Media Group via an outsourced arrangement
- Incremental contribution margin of ~75%, meaning each 100 bps of revenue growth/decline results in ~$0.5mm EBITDA impact
- Despite significant challenges following the COVID pandemic due to weak demand in the broader market and National revenues declining -13% CAGR from 2023A – 2025A, Cumulus has continued to grow its market share
- The best performing categories in 2025A have been home products, entertainment and retail, while telecom, food products and restaurants categories have been primary sources of weakness
- While declines are forecast through 2027F, national spot revenues are expected to stabilize beginning in 2028F

Source: Management financials include: 2026 reflects management's budget; 2027 and 2028 based on management forecast, SEC filings

Moelis | 30

Network Revenue Detail

Network Revenue Detail

($ in millions)


$183
$175
$136
$120
$111
$106
2023A
2024A
2025A
2026F
2027F
2028F
% Growth
(20.5%)
(4.0%)
(22.6%)
(11.5%)
(7.5%)
(5.0%)

'23A – '25A CAGR

(13.7%)

'25F – '28A CAGR

(8.1%)

Commentary

- Westwood One monetizes inventory from the Cumulus O&O stations as well as third party affiliates in the network marketplace
- While sports properties performed well, network revenue experienced declining revenue from 2023A – 2025A due to weak general market demand for national advertising
- Westwood One eliminated unprofitable inventory in 2024, setting the network up for margin improvements despite the expectation of continued pressures in the overall network radio environment
- With continued focus on sponsorship-driven sports and news/talk content, right-sized sports contract costs, and a leaner/more nimble organization, Westwood One is positioned to be sustainably profitable despite the continued anticipated revenue declines

Source: Management financials include: 2026 reflects management's budget; 2027 and 2028 based on management forecast

Moelis | 31

Digital Revenue Detail

Digital Revenue Detail



($ in millions)
Digital Marketing Services
Streaming
Podcasting
Other¹
$146
$153
$151
$157
$184
$217
6
47
52
42
5
46
50
53
4
28
49
70
5
25
47
81
5
27
47
105
5
28
47
137
2023A
2024A
2025A
2026F
2027F
2028F
'23A – '25A CAGR
1.6%
'25F – '28A CAGR
12.8%
% Growth
4.7%
4.8%
(1.7%)
4.4%
17.0%
17.9%

Commentary

- Cumulus generates digital advertising revenue from the sale of advertising and promotional opportunities across its podcasting network, streaming audio network, websites, mobile applications and by offering digital marketing services
- The digital business, which has been profitable since inception, grew at 1% CAGR 2023A – 2025A, despite temporary declines in podcasting as Cumulus optimizes its portfolio following recent show departures
- Cumulus has invested significantly in its digital sales teams, training, operational execution and product capabilities, fueling record KPIs
- Overall digital revenue is expected to grow substantially through 2028F, driven primarily by DMS which is forecast to grow at 25% CAGR 2025A – 2028F
- Streaming revenues declined at -3% CAGR from 2023A – 2025A, but the decline is expected to slow to -1% CAGR to 2028F
- Podcasting revenue declined at -23% CAGR from 2024A – 2025A, including significant impacts from the departures of The Daily Wire and Dan Bongino, however the business is expected to rebound and grow at 1% CAGR 2025A – 2028F

Source: Management financials include: 2026 reflects management's budget; 2027 and 2028 based on management forecast, SEC filings
1. Includes Web-App, RDS Services, Digital Political, Digital Fees and Digital Sales Adjustments

Moelis | 32

Overview of Operating Expenses

Operating Expense Detail

($ in millions)


% Revenue
% Variable [1]
% Fixed [2]
88%
90%
93%
93%
93%
90%
36%
37%
37%
39%
40%
42%
64%
63%
63%
61%
60%
58%
$743
$744
$690
$669
$663
$685
11
39
40
45
47
113
151
296
11
44
39
43
65
107
150
285
10
51
39
40
73
104
146
226
10
58
40
44
77
104
139
197
10
60
39
43
79
102
140
191
10
64
39
44
85
104
147
194
2023A
2024A
2025A
2026F
2027F
2028F
Programming
Sales
G&A
Trade
Corporate
Technical
Digital
Promotions & Other [3]

Commentary

- **Programming**
  - Declined at -12.7% CAGR from 2023A – 2025A primarily from reductions in force, talent renegotiations and changes to compensation structure
- **Sales**
  - Declined at –1.8% CAGR from 2023A–2025A from selective headcount reductions, changes to comp. structure and variable cost (commissions) declines
- **G&A**
  - Declined at -4.4% CAGR from 2023A – 2025A from multiple cost actions
- **Trade**
  - Increased at 25.0% CAGR from 2023A – 2025A driven by increases in programming barter, content partner promotional obligations and trade revenue
- **Corporate**
  - Declined at -5.8% CAGR from 2023A – 2025A from streamlining corporate headcount, renegotiating contracts, and reducing professional services (partially offset by addition of centralized resources)
- **Technical**
  - Declined at -1.0% CAGR from 2023A – 2025A driven by reductions in real estate and personnel
- **Digital**
  - Increased at 14.3% CAGR from 2023A – 2025A driven by increased variable costs from revenue growth
- **Promotions & Other**
  - Declined at -3.1% CAGR from 2023A – 2025A driven by reductions in discretionary spending

Source: Management financials include: 2026 reflects management's budget; 2027 and 2028 based on management forecast
1. Includes variable expenses related to programming, sales, G&A, trade, corporate, technical, digital and promotions
2. Includes fixed expenses related to programming, sales, G&A, trade, corporate, technical, digital and promotions
3. Includes ~$1mm - $2mmm annually related to Affiliate Relations

Moelis 33

Levered Free Cash Flow

CUMULUS MEDIA

Levered Free Cash Flow Summary

($ in mm)	FY Ending December 31, 2023A	2024A	2025A	2026F	2027F	2028F
Adj. EBITDA	**$90.7**	**$82.7**	**$52.1**	**$52.1**	**$52.7**	**$72.9**
(–) Other Cash Expenses [1]	(7.0)	(28.0)	(11.5)	(8.0)	(8.0)	(8.0)
(+ / –) Change in Working Capital / Other Assets & Liabilities	27.2	17.9	11.8	(4.4)	(2.6)	(4.4)
(–) Change in Operating Leases / Imputed Rental Income / Financing Leases	(9.1)	(8.5)	(8.6)	(8.9)	(9.1)	(9.0)
(–) Capex	(24.8)	(19.5)	(20.0)	(22.0)	(22.0)	(22.0)
(–) Income Taxes	(0.5)	(2.0)	(0.4)	–	–	–
(–) Financing Lease Liability Payments	(14.2)	(15.5)	(15.5)	(15.8)	(16.3)	(16.7)
(–) Chapter 11 costs and Professional Fees [2]	–	–	–	(40.3)	–	–
(+) M&A Proceeds	15.8	14.9	13.3	4.5	20.0	20.0
Free Cash Flow (Pre-Debt Repayment / Revolver Draw)	**$78.2**	**$42.2**	**$21.1**	**($42.9)**	**$14.7**	**$32.7**
(–) Interest Expense	($53.6)	($58.9)	($57.6)	($3.3)	($2.9)	($2.3)
(+ / –) Revolver Draw / Debt Paydown	(43.6)	–	55.0	(0.8)	(11.8)	(30.4)
(–) Share Repurchase	(7.8)	–	–	–	–	–
Levered Free Cash Flow	**($26.8)**	**($16.8)**	**$18.4**	**($47.0)**	**($0.0)**	**$0.0**
% Conversion [3]	*NM*	*NM*	*35.4%*	*NM*	*NM*	*NM*

Source: Management financials include: 2026 reflects management's budget; 2027 and 2028 based on management forecast
1. Includes legal, severance and other costs associated with restructuring operations and non-ordinary course or non-recurring items, excluding ongoing process costs
2. As of 3/4/2026, the Company's latest estimate for Chapter 11 costs and Professional Fees for FY ending 12/31/2026 is $50.3mm
3. Represents the percentage of Adj. EBITDA converted to each cash flow metric

Moelis | 34

Reconciliation of Non - GAAP Metrics 35 Source: Company Management 1. As of 3/4/2026, the Company’s latest estimate for Chapter 11 costs and Professional Fees for FY ending 12/31/2026 is $50.3mm Net Income to Adj. EBITDA FY Ending December 31, ($ in mm) 2023A 2024A 2025A 2026F 2027F 2028F Net Income (Loss) ($117.9) ($293.0) ($202.2) $611.5 ($10.6) $20.1 (+ / –) Income Tax Expense 17.2 (9.8) (1.8) – – – (+) Total Non-Operating Expense, Net 69.3 53.4 64.3 6.2 14.0 12.6 (+) D&A 58.2 59.1 52.0 46.5 38.9 29.8 (+) Stock-Based Compensation Expense 5.3 4.7 2.5 2.4 2.4 2.4 (+) Impairment Of Intangible Assets 65.3 224.5 109.0 – – – (+ / –) Loss (Gain) On Sale Of Assets Or Stations (16.1) 1.4 (2.8) – – – (–) Gain On Early Extinguishment of Debt (9.8) (0.2) – (662.8) – – (+) Impairment of Capitalized Software Costs – – – – – – (+) Restructuring Costs 17.7 42.1 30.7 7.6 7.6 7.6 (+) Debt Exchange Costs – – – – – – (+) Non-Routine Legal Expenses 0.9 – – – – – (+) Ch. 11 and Professional Fees 1 – – – 40.3 – – (+) Franchise Taxes 0.7 0.6 0.4 0.4 0.4 0.4 Adj. EBITDA $90.7 $82.7 $52.1 $52.1 $52.7 $72.9